EXHIBIT 10.9

                              AGREEMENT TO EXCHANGE
                    6% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                           AND SPECIAL PREFERRED STOCK

        This AGREEMENT TO EXCHANGE SPECIAL PREFERRED STOCK dated as of March 1, 1996 ("Exchange Agreement"), is made by and among Fairchild Industries, Inc., a Delaware corporation ("Fairchild"), RHI Holdings, Inc., a Delaware corporation ("RHI"), The Fairchild Corporation, a Delaware corporation ("TFC"), and Shared Technologies Inc., a Delaware corporation ("Shared Technologies"). Terms not otherwise defined herein which are defined in that certain Agreement and Plan of Merger dated as of November 9, 1995, as amended by the First Amendment to Agreement and Plan of Merger dated as of February 2, 1996 (the "First Amendment"), as further amended by the Second Amendment to Agreement and Plan of Merger dated as of February 23, 1996 (the "Second Amendment"), as further amended by the Third Amendment to Agreement and Plan of Merger dated as of February 23, 1996 (the "Third Amendment"), including the exhibits and schedules thereto (the Agreement and Plan of Merger, as amended by the First Amendment, the Second Amendment and the Third Amendment, are referred to collectively herein as the "Merger Agreement") by and among Fairchild, RHI, TFC and Shared Technologies, shall have the same respective meanings herein as therein.

         WHEREAS, Section 3.1 of the Merger Agreement provides that RHI will be issued the 6% Cumulative Convertible Preferred Stock and the Special Preferred Stock of the Surviving Corporation which stock has been authorized by Shared Technologies' Board of Directors and designated as Series G and Series H respectively (the "Series G and Series H Stock"); and

         WHEREAS, the terms for such Series G and Series H Stock contain certain provisions which would be inconsistent with certain financing arrangements currently being negotiated by the Surviving Corporation; and

         WHEREAS, RHI has agreed to exchange the Series G and Series H Stock to be issued to it upon the consummation of the Merger for an equivalent number of shares of 6% Cumulative Convertible Preferred Stock and Special Preferred Stock which stock has also been authorized by Shared



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Technologies'  Board of  Directors  and  designated  as  Series  I and  Series J respectively (the "Series I and Series J Stock") containing such powers, designations, preferences and other rights, qualifications, restrictions and limitations as described herein (the "Exchange").

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                     POST-MERGER EXCHANGE OF PREFERRED STOCK

         1.1 Immediately following the filing of the Certificate of Merger contemplated by Section 1.2 of the Merger Agreement, RHI shall surrender to the Surviving Corporation all of the shares of the Series G and Series H Stock issued to it in connection with the Merger in exchange for an equivalent number of shares of the Series I and Series J Stock. All shares of the Series G and Series H Stock and the Special Preferred Stock surrendered to the Surviving
Corporation shall be canceled on the books and records of the Surviving Corporation.

         1.2 The powers, designations, preferences and other rights, qualifications, restrictions and limitations of the Series I and Series J Stock shall be as set forth in the Designations thereof appended hereto as Annexes A and B.

         1.3. Shared Technologies agrees that upon the Exchange, the representations, warranties and indemnifications made by Shared Technologies with respect to the Series G and Series H Stock in the Merger Agreement shall be applicable to the Series I and Series J Stock and Fairchild and TFC hereby agree that the Series I and Series J Stock will be substituted for the Series G and Series H Stock pursuant to the Pledge Agreement and all references to the Series G and Series H Stock in such Pledge Agreement, the Shareholders' Agreement and Indemnification Agreements shall be deemed to refer to the Series I and Series J Stock.

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                                   ARTICLE II

                        PROVISIONS OF GENERAL APPLICATION

         2.1 Any notice or communication to any party hereto shall be duly given if sent in the form and manner prescribed in the Merger Agreement.

         2.2  This   Exchange   Agreement   may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.3 This Exchange Agreement may be varied or amended only by written action of all of the parties hereto. This Exchange Agreement shall be governed by, and construed in accordance with laws of the State of Delaware without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

SHARED TECHNOLOGIES INC.                    THE FAIRCHILD CORPORATION

By: /s/ Vincent DiVincenzo                  By: /s/ Michael T. Alcox
    ----------------------                      --------------------

FAIRCHILD INDUSTRIES, INC.                  RHI HOLDINGS, INC.

By: /s/ Michael T. Alcox                    By: /s/ Michael T. Alcox
    --------------------                        --------------------

ACCEPTED AND AGREED TO BY:

FAIRCHILD HOLDING CORP.

By: /s/ Michael T. Alcox
    --------------------

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